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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001


                      CHASE CREDIT CARD OWNER TRUST 1999-3
--------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States               333-74303                 22-2382028
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)


                200 White Clay Center Drive, Newark, DE            19711-5466
                -----------------------------------------------    -------------
                (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 29, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On May 15, 2001, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Statement to Noteholders with respect to the May 15, 2001 distribution.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                                             By: CHASE MANHATTAN BANK USA,
                                             NATIONAL ASSOCIATION
                                             as Administrator


                                             By: /s/ Patricia Garvey
                                             -----------------------------------
                                             Name:  Patricia Garvey
                                             Title: Vice President



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
-----------                     -----------
20.1                            Statement to Noteholders dated May 15, 2001